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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 15, 1998

                         AutoBond Acceptance Corporation

             Texas                          600-21673                     75-2487218
(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
         incorporation)                                                     Number)

      100 Congress Avenue,                                                   78701
         Austin, Texas                                                    (Zip Code)
     (Address of principal
      executive offices)

               Registrant's telephone number, including area code:
                                 (512) 435-7000




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Item 5.        Other Events.

               On July 15, 1998, AutoBond Acceptance Corporation (the "Company") engaged Deloitte & Touche LLP as its independent auditors. The decision to engage Deloitte & Touche LLP was made following consideration by the Board of Directors. Prior to such engagement, neither the Company nor anyone on its behalf consulted Deloitte & Touche regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 21, 1998

                                      AutoBond Acceptance Corporation

                                      By: /s/ William O. Winsauer
                                          ---------------------------
                                          William O. Winsauer
                                          Chairman and Chief Executive Officer

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